                                                                  Exhibit 3.2(e)

                        FIRST AMENDMENT TO REGULATIONS OF
                         ASHTON WOODS CALIFORNIA L.L.C.

     THIS FIRST AMENDMENT TO REGULATIONS OF ASHTON WOODS CALIFORNIA L.L.C. (this "Amendment") is made and entered into by and among ELLY NEVADA, INC., a Nevada corporation ("Elly NV"), NORMAN NEVADA, INC., a Nevada corporation ("Norman NV"), LARRY NEVADA, INC., a Nevada corporation ("Larry NV"), BRUCE NEVADA, INC., a Nevada corporation ("Bruce NV"), HARRY NEVADA, INC., a Nevada corporation ("Harry NV"), SEYMOUR NEVADA, INC., a Nevada corporation ("Seymour NV"), HAYDN NEVADA, INC., a Nevada corporation ("Haydn NV"), LITTLE SHOTS NEVADA L.L.C., a Nevada limited liability company ("Little Shots"), and ASHTON WOODS USA L.L.C., a Nevada limited liability company ("Ashton USA").

                                    RECITALS:

     A. Elly NV, Norman NV, Larry NV, Bruce NV, Harry NV, Seymour NV, and Haydn NV have heretofore entered into Regulations of Ashton Woods California L.L.C. (the "Regulations") dated as of February 6, 1997, creating Ashton Woods California L.L.C., a Nevada limited liability company (the "Company").

     B. As permitted by the Regulations, Bruce NV, Harry NV, Seymour NV, and Haydn NV transferred all of their right, title, and interest in and to the Company to Little Shots.

     C. As permitted by the Regulations, Elly NV, Norman NV, Larry NV, and Little Shots transferred all of their right, title, and interest in and to the Company to Ashton USA.

     D. The parties hereto desire to amend the Regulations to reflect the transfers described above and provide for the admission of Ashton USA as the sole member of the Company.

     E. Capitalized terms, not specifically defined in this Amendment, shall have the meanings given such terms in the Regulations.

     NOW, THEREFORE, for and in consideration of the premises and the respective agreements set forth herein, the parties hereto agree as follows:

     1. The transfers described in Recitals B and C above are hereby approved.

     2. Ashton USA is hereby admitted as a Member of the Company and the parties hereto recognize that Elly NV, Norman NV, Larry NV, Bruce NV, Harry NV, Seymour NV, Haydn NV, and Little Shots have withdrawn as Members of the Company. The only Member of the Company is Ashton USA.

     3. The Sharing Ratios and funding commitments of the Members set forth on Exhibit "A" to the Regulations shall be as follows:

         Member           Sharing Ratio and Funding Commitment
         ------           ------------------------------------
Ashton Woods USA L.L.C.                   100%

     4. Any and all notices, demands, requests, or other communications permitted or required to be given to Ashton USA pursuant to the Regulations shall be delivered to Ashton USA in the manner provided in the Regulations, at the following address:

          250 Lesmill Road
          Don Mills, Ontario M3B 2T5 Canada

     5. By execution of this Amendment, Ashton USA agrees to be bound by the terms and provisions of the Regulations, as amended hereby.

     6. Except as amended hereby, the terms and provisions of the Regulations shall remain unchanged and shall continue in full force and effect.

     EXECUTED as of May 31, 1999.

                                        MEMBER:

                                        ASHTON WOODS USA L.L.C.,
                                        a Nevada limited liability company


                                        By: /s/ Bruce Freeman
                                            ------------------------------------
                                            Bruce Freeman - Managing Member


                                        By: /s/ Seymour Joffe
                                            ------------------------------------
                                            Seymour Joffe - Managing Member


                                        By: /s/ Harry Rosenbaum
                                            ------------------------------------
                                            Harry Rosenbaum - Managing Member

                                        WITHDRAWING MEMBERS:

                                        ELLY NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Elly Reisman
                                            ------------------------------------
                                            Elly Reisman, President


                                        NORMAN NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Norman Reisman
                                            ------------------------------------
                                            Norman Reisman, President


                                        LARRY NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Larry Robbins
                                            ------------------------------------
                                            Larry Robbins, President


                                        BRUCE NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Bruce Freeman
                                            ------------------------------------
                                            Bruce Freeman, President


                                        HARRY NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Harry Rosenbaum
                                            ------------------------------------
                                            Harry Rosenbaum, President


                                        SEYMOUR NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Seymour Joffe
                                            ------------------------------------
                                            Seymour Joffe, President

                                        HAYDN NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Haydn Matthews
                                            ------------------------------------
                                            Haydn Matthews, President


                                        LITTLE SHOTS NEVADA L.L.C.,
                                        a Nevada limited liability company


                                        By: /s/ Bruce Freeman
                                            ------------------------------------
                                            Bruce Freeman - Managing Member


                                        By: /s/ Seymour Joffe
                                            ------------------------------------
                                            Seymour Joffe - Managing Member


                                        By: /s/ Harry Rosenbaum
                                            ------------------------------------
                                            Harry Rosenbaum - Managing Member